EXHIBIT 10.56
MEMORANDUM OF AGREEMENT
The attached Amendment No. 4 to the Amended & Restated Brokerage Business Quota Share Reinsurance Agreement has been submitted for regulatory approval. The participating companies below have agreed to the attached Amendment No. 4 pending regulatory approval.

/s/ Francis M. Colalucci Tower Insurance Company of New York	9/18/2007 Date

/s/ Francis M. Colalucci	9/18/2007

Tower National Insurance Company	Date

/s/ Michael C. Haines	9/18/2007

Preserver Insurance Company	Date

/s/ Michael C. Haines	9/18/2007

North East Insurance Company	Date

/s/ Michael C. Haines	9/18/2007

Mountain Valley Indemnity Company	Date

/s/ Joseph P. Beitz	9/9/2007

CastlePoint Reinsurance Company	Date

/s/ Roger A. Brown	9/19/2007

CastlePoint Insurance Company	Date

Amendment No.4
To
Amended and Restated
Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
(Hereinafter referred to as the “Original Agreement”)
Between
TOWER INSURANCE COMPANY OF NEW YORK
TOWER NATIONAL INSURANCE COMPANY
PRESERVER INSURANCE COMPANY
NORTH EAST INSURANCE COMPANY
MOUNTAIN VALLEY INDEMNITY COMPANY
(Hereinafter referred to as the “Company”)
And
THE SUBSCRIBING REISURERS AS PER ATTACHED
INTEREST AND LIABILITIES AGREEMENTS
The parties hereby agree to amend the Original Agreement, as amended, as follows:
1. Effective July 1, 2007, the following paragraph H shall be added to ARTICLE III COMMENCEMENT AND TERMINATION:
     H. This Agreement may be amended, modified or assigned only if in writing and signed by all parties to this Agreement. No Assignments, Amendments, Modification and Termination shall be effective as to Preserver Insurance Company unless such is (i) filed with the New Jersey Department of Banking and Insurance (“NJDOBI”) at least thirty (30) days prior to the proposed effective date, (ii) not disapproved by the NJDOBI, (iii) made in writing, and (iv) signed by the parties hereto. All amendments to this Agreement shall be submitted to the New York State Insurance Department for prior approval pursuant to Section 1505(d)(2) of the New York Insurance Law.
2. Effective July 1, 2007, paragraph C of ARTICLE XIX INSOLVENCY shall be deleted in its entirety and replaced as follows:
     C. In the event of the insolvency of the Company, the liquidator, receiver, conservator or statutory successor of the Company shall give or arrange to give to the Reinsurer, written notice of the pendency of a claim against the ceding insurer, within a reasonable period of time after the initiation of the receivership, or after such claim is filed in the insolvency proceeding. Failure to give such notice shall not excuse the obligation of the Reinsurer unless it is substantially prejudiced thereby. During the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by the Reinsurer shall be chargeable subject to court approval against the insolvent Company as part of the expense of liquidation to the extend of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

3. Effective July 1, 2007, the following paragraphs L and M shall be added to ARTICLE XXXIV MISCELLANEOUS:
     L. This Agreement shall at all times be in full compliance with the applicable provisions of N.J.A.C 11:2-28 of the State of New Jersey and similar credit for reinsurance provisions of the state of domicile of each Company.
     M. Each Company agrees to indemnify and hold the other parties, their directors, officers, and employees harmless against all liability including but not limited to damages, losses, demands, actions, proceedings, liabilities, judgments, fines, penalties and reasonable costs and expenses of whatsoever kind including but not limited to fees and disbursements of counsel, which each party is or may be held liable to pay arising out of any act or omission of other parties, their directors, officers, employees or other representatives or resulting from any breach of the obligations of this Agreement.
All other terms and conditions will remain unchanged.

INTEREST & LIABILITIES AGREEMENT
Attaching to and Forming Part of
Amended and Restated
Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006
(Hereinafter referred to as the “Original Agreement”)
Between
TOWER INSURANCE COMPANY OF NEW YORK
TOWER NATIONAL INSURANCE COMPANY
PRESERVER INSURANCE COMPANY
NORTH EAST INSURANCE COMPANY
MOUNTAIN VALLEY INDEMNITY COMPANY
(Hereinafter referred to as the “Company”)
And
CASTLEPOINT REINSURANCE COMPANY, LTD.
(Hereinafter referred to as the “Subscribing Reinsurer”)
It is hereby mutually understood and agreed by and between the Company and the Subscribing Reinsurer that, as respects business written or renewed with effective dates on or after July 1, 2007, the Subscribing Reinsurer’s share in the interest and liabilities of the Reinsurers will be 40%.
The share of the Subscribing Reinsurer will be separate and apart from the shares of the other Reinsurers and will not be joint with those of the other Reinsurers, and the Subscribing Reinsurer will in no event participate in the interest and liabilities of other Reinsurers.
It is further mutually understood and agreed by and between the Company and the Subscribing Reinsurer that Amendment No. 4 attaches to and forms part of the captioned Agreement.
This Agreement may be executed in two or more counterparts, each of which, when duly executed will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed by their duly authorized representatives.
In New York, New York, this                      day of                                         , 2007 on behalf of the Company:

TOWER INSURANCE COMPANY OF NEW YORK

By:

Name:

Title:

TOWER NATIONAL INSURANCE COMPANY

By:

Name:

Title:

PRESERVER INSURANCE COMPANY

By:

Name:

Title:

MOUNTAIN VALLEY INDEMNITY COMPANY

By:
Name:

Title:

NORTH EAST INSURANCE COMPANY

By:

Name:

Title:

In                    ,                    , this                     day of                      , 2007 on behalf of the Reinsurer:

CASTLEPOINT REINSURANCE COMPANY, LTD.

By:

Name:

Title: